SIXTH MODIFICATION OF LEASE

     AGREEMENT (herein this "Sixth Lease Modification"), made this 11th day of August, 1998, by and between SBC HOLDINGS L.P., having their office and Post Office Address c/o National Realty & Development Corp., 3 Manhattanville Road, Purchase, New York 10577 (hereinafter referred to as "Landlord") and OSTEOTECH, INC., a Delaware corporation, having an office at 51 James Way, Eatontown, New Jersey 07724 (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:

         WHEREAS, Landlord (as successor-in-interest to Robert C. Baker, et al.) and Tenant are parties to that certain Lease dated August 18, 1986 as modified by First Modification of Lease dated May 31, 1989, Second Modification of Lease dated December 22, 1989, Third Modification of Lease dated June 21, 1991, Fourth Modification of Lease dated January 30, 1992 and Fifth Modification of Lease dated October 16, 1996 between Landlord and Tenant (said lease as modified is hereinafter referred to as the "Lease") respecting certain premises (hereinafter referred to as the "DEMISED PREMISES") within the buildings commonly known as 1151 Shrewsbury Avenue and 1163 Shrewsbury Avenue (the "Buildings") in the BOROUGH OF SHREWSBURY, COUNTY OF MONMOUTH and STATE OF NEW JERSEY which premises are more particularly described in the Lease; and

     WHEREAS, the parties hereto desire to further modify the Lease in certain respects as hereafter provided.

     NOW, THEREFORE, in consideration of ONE AND 00/100 ($1.00) DOLLAR and other good and valuable consideration, each to the other in hand duly paid, the receipt and sufficiency whereof is hereby acknowledged, it is mutually agreed as follows:

     1. The Plot Plan of 1163 Shrewsbury Avenue presently annexed to the Lease as Exhibit "A-1" is hereby deleted therefrom and the Plot Plan of 1163 Shrewsbury Avenue annexed hereto as Exhibit "A-1" is hereby substituted in lieu thereof. The attached Exhibit "A-1" shows an area consisting of approximately 7,750 square feet located in the building known as 1163 Shrewsbury Avenue situated within Lot No. 3/1, which area is cross-hatched on Exhibit "A-1" and is hereinafter referred to as the "Additional Premises". Upon the Effective Date (as hereinafter defined), the Additional Premises shall be deemed to be part of the Demised Premises, as if originally included



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within the Demised  Premises,  as the same is defined by the Lease.  The overall square footage of the Demised Premises shall be increased to approximately 36,710 square feet. Tenant has examined the Additional Premises and has made a complete inspection of the same and is familiar with the physical condition thereof as of this date. Landlord has not made and does not make any representation as to the physical condition or any other matter affecting or relating to the Additional Premises except as provided below. Tenant agrees to accept the Additional Premises "as-is".

     2. The Effective Date shall be the date upon which Landlord delivers possession of the Additional Premises to Tenant .

     3. The Term of the Lease is hereby extended to that date which is the tenth
(10th) anniversary of the last day of the calendar month in which the Effective Date shall occur (the "Expiration Date").

     4. From and after the Effective Date, the annual minimum rental payable pursuant to Article 3 of the Lease, and in accordance with and subject to the provisions of the Lease, shall be as follows (subject to the provisions of Paragraph 7 hereof):

          (A) From the Effective Date through the day before the Fifth (5th) anniversary of the Effective Date: THREE HUNDRED EIGHT THOUSAND SIX HUNDRED SEVENTY AND 00/100 ($308,670.00) DOLLARS per annum - TWENTY FIVE THOUSAND SEVEN HUNDRED TWENTY TWO AND 50/100 ($25,722.50) DOLLARS per month. Notwithstanding the foregoing, in consideration for the performance of Tenant's Work (as hereinafter defined), Tenant shall receive a rent credit of $15,000.00 against the rentals payable during the month next following the date upon which Tenant shall have completed the Tenant's Work and shall have delivered to Landlord the documentation required pursuant to Paragraph 5 below:

          (B) From the Fifth (5th) anniversary of the Effective Date through the Expiration Date: THREE HUNDRED FORTY FOUR THOUSAND THREE HUNDRED FORTY AND 00/100 ($344,340.00) DOLLARS per annum - TWENTY EIGHT THOUSAND SIX HUNDRED NINETY FIVE AND 00/100 ($28,695.00) DOLLARS per month.


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     5. Following written notice given by Landlord to Tenant after the Effective
Date (such notice is hereinafter called the "Landlord's Work Notice"), Tenant shall perform, in the Additional Premises and the premises adjacent to the Additional Premises (which adjacent premises are designated on Exhibit A-1 as the "Remaining Programmer's Paradise Space") the work described in Exhibit B annexed hereto. Within thirty (30) days from the date of execution and delivery of this Sixth Lease Modification, Tenant shall prepare and submit plans for the Tenant's Work to Landlord for Landlord's approval. Tenant covenants and agrees that Tenant shall commence the performance of the Tenant's Work within ten (10) days following Tenant's receipt of notice from Landlord that Landlord has approved the plans and specifications for the performance of the Tenant's Work, and thereafter Tenant shall diligently prosecute such Tenant's Work and complete same as soon as possible, but in no event more than thirty (30) days from and after the date of the Landlord's Work Notice. Tenant's Work shall be effected solely in accordance with the plans and specifications approved by Landlord. Tenant's Work shall be performed in accordance with all of the provisions of the Lease, including, without limitation, the provisions of Articles 6, 7 and 19 thereof. During the progress of Tenant's Work, Tenant's Work shall be subject to inspection by representatives of Landlord, who shall be permitted access and the opportunity to inspect at all reasonable times, but this provision shall not in any way whatsoever create any obligation on Landlord to conduct an inspection or impose any liability on Landlord for the failure of any such Tenant's Work. Upon completion of Tenant's Work, Tenant shall submit to Landlord in form and substance satisfactory to Landlord and counsel for Landlord the following:

          (a) A Certificate of Completion by a licensed architect or engineer, which Certificate shall certify that all Tenant's Work has been completed in accordance with the approved plans and specifications;

          (b) A certificate by Tenant that the entire cost of Tenant's Work has been paid and the amount thereof, that all those who furnished work or materials have been paid in full, and that no party has filed any lien or possesses any claim which is unpaid or remains undischarged;

          (c)  A  Certificate   of  Occupancy,   or  an  equivalent   permit  or
     certificate, required by any governmental authorities for the occupancy of the Additional Premises and the Remaining Programmer's Paradise Space;


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          (d) A final  release  and  lien  waiver  signed  by  Tenant's  general
     contractor  and  all  subcontractors  and  materialmen,   together  with  a
     certificate by the general contractor to the effect that all those who furnished work or materials to the Additional Premises and the Remaining Programmer's Paradise Space have been paid in full and that the release and waiver has been signed by all those who furnished work or materials to the Additional Premises and the Remaining Programmer's Paradise Space; and

          (e) Final and complete "as-built" plans (architectural and mechanical) evidencing the Tenant's Work.

     In the event that Landlord shall determine, in its sole and absolute discretion, that Tenant is not proceeding diligently with the performance of Tenant's Work or has otherwise defaulted in its obligations under this Paragraph 4 or under the Lease, in addition to any other remedies that Landlord may have under the Lease as a result of Tenant's default, Landlord shall have the right, but shall not be obligated to, perform the Tenant's Work on Tenant's behalf and at Tenant's sole cost and expense. Tenant shall reimburse Landlord, within five
(5) days following billing therefor, for any and all costs and expenses incurred by Landlord (including administrative and overhead charges) in the performance of Tenant's Work.

     6.  Notwithstanding  anything to the contrary  contained  therein,  Section
31.01 of the Lease is hereby modified to provide that for the purposes of this Lease, as of the Effective Date, 15,197 square feet is deemed to be leased as office space and 21,513 square feet is deemed to be leased as non-office or processing space.

     7. Landlord and Tenant acknowledge that, pursuant to letter dated May 6, 1998, Tenant has exercised its option under paragraph 3 of the Fifth Modification of Lease dated October 16, 1996 between Landlord and Tenant, to lease the approximate 7,040 square foot premises presently occupied by Asbury Park Press at 1151 Shrewsbury Avenue, which leasing shall commence, and the annual minimum rental payable under the Lease shall increase, from and after the date that Landlord delivers possession of such premises to Tenant. Notwithstanding anything to the contrary set forth in paragraph 3 of said Fifth Modification of Lease, in the event that the lease of the Asbury Park Press premises commences following the Effective Date of this Sixth Lease Modification (as defined herein), the annual minimum rental amount set forth in Paragraph 3
(b) (ii) (A) of said Fifth Modification of Lease shall be changed to $366,750.00 per annum ($30,562.50 per month), and the



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annual  minimum  rental  amount  set forth in  3(b)(ii)(B)  shall be  changed to
$409,950.00  per  annum  ($34,162.50  per  month).  Similarly,   notwithstanding
anything to the contrary set forth in this Sixth Lease Modification, if the Effective Date (as defined herein) occurs following the commencement date of the leasing of the Asbury Park Press premises (as determined by paragraph 3 of said Fifth Modification of Lease), the annual minimum rental amount set forth in Paragraph 4(A) of this Sixth Lease Modification shall be changed to $366,750.00 per annum ($34,162.50 per month), and the annual minimum rental set forth in
4(B)  of  this  Sixth  Lease   Modification  shall  be  changed  to  $409,950.00
($34,162.50 per month). Upon the commencement date of the leasing of the Asbury Park Press premises following the Effective Date, the overall square footage of the Demised Premises shall be increased to 43,750 square feet, and Section 31.01 of the Lease shall be modified to provide that for the purposes of this Lease, 17,504 square feet is deemed to be leased as office space, and 26,246 square feet is deemed to be leased as non-office space or processing space.

     8.  Tenant   acknowledges   that,  as  of  the  Effective  Date,   Tenant's
proportionate share of additional rent payable under the Lease shall be adjusted, pursuant to the terms of the Lease, to reflect the increase in the square footage of the Demised Premises.

     9. In the event that the Effective Date has not occurred within one (1) year from the date hereof, thereafter Landlord or Tenant shall have the right, upon notice given by the other prior to the Effective Date, to terminate this Sixth Lease Modification. Notwithstanding anything to the contrary set forth herein, upon termination of this Sixth Lease Modification, Landlord and Tenant shall be released from all obligations under this Sixth Lease Modification and the Lease shall remain in full force and effect as if this Sixth Lease Modification had not been entered into between Landlord and Tenant.


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     10. Except as expressly modified herein, all of the provisions,  covenants, conditions and agreements set forth in the Lease shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Sixth Modification of Lease to be executed as of the day and year first above written.

ATTEST:                                  SBC HOLDINGS L.P.,
                                         a Delaware limited partnership

                                     By: SBC BUILDING CORP.,
                                         a Delaware corporation, General Partner




/s/ Ava Saltis                           By:    /s/ Robert C. Baker
----------------------------                    --------------------------------
                                         Title: President
                                                --------------------------------







ATTEST:                                  OSTEOTECH, INC.




/s/ Steven T. Sobieski                   By:    /s/ Michael Jeffries
----------------------------                    --------------------------------
Treasurer                                       Exec. Vice President


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


STATE OF NEW YORK          )
                            SS:
COUNTY OF WESTCHESTER      )

     BE IT REMEMBERED, that on this 11th day of August, 1998, before me, the subscriber, A Notary Public of the State of New York, personally appeared Robert
C. Baker, President of SBC BUILDING CORP., general partner of SBC HOLDINGS L.P., who, I am satisfied, is the person who signed the within instrument; and I having first made known to him the contents thereof, he thereupon acknowledged that he signed, sealed with the corporate seal, and delivered the said instrument as such officer aforesaid, and that the within instrument is the voluntary act and deed of said corporation as general partner of SBC HOLDINGS L.P., made by virtue of the authority of its board of directors.


                                       /s/ Richard A. Kaufman
                                       -----------------------------------------
                                       NOTARY PUBLIC


                                       Stamp: RICHARD A. KAUFMAN
                                              Notary Public, State of New York
                                              No. 4875196
                                              Qualified in Westchester County
                                              Commission Expires October 6, 1998




STATE OF  NEW JERSEY       )
                            SS:
COUNTY OF  MONMOUTH        )

     BE IT REMEMBERED, that on this 14th day of July, 1998, before me, the subscriber, personally appeared Michael J. Jeffries, EVP of OSTEOTECH, INC., who, I am satisfied, is the person who signed the within instrument; and I having first made known to him the contents thereof, he thereupon acknowledged that he signed, sealed with the corporate seal, and delivered the said instrument as such officer aforesaid, and that the within instrument is the voluntary act and deed of said corporation, made by virtue of the authority of its board of directors.


                                       /s/ Linda Manning Savoca
                                       -----------------------------------------
                                       NOTARY PUBLIC


                                       Stamp: LINDA MANNING SAVOCA
                                              Notary Public of New Jersey
                                              No. 2102832, Ocean County
                                              Commission Expires July 27, 2002



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                                   EXHIBIT A-1



             Diagram/Map of the Plot Plan of 1163 Shrewsbury Avenue



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                           Map of Existing Osteotech

                                    EXHIBIT B


                                  TENANT'S WORK

Tenant agrees to perform the work set forth below in accordance with the provisions of the Lease and the attached Sixth Modification of Lease.

1. Construct or restore fire wall to separate the Additional Premises from the Remaining Programmer's Paradise Space.

2. Re-paint office portion of the Remaining Programmer's Paradise Space (two coats - choice of color by Programmer's Paradise).

3. Tenant will include in its building plans for the Tenant's Work a new 8' x 8' (or smaller, at the option of Programmer's Paradise) UPS door, at the rear of the warehouse, it being understood, however, that the construction of such door is not part of Tenant's Work.

4. Tenant shall separate and provide for separate metering of the utilities for the Additional Premises and the Remaining Programmer's Paradise Space, inclusive of the HVAC system which shall be divided in a proportionate manner between the two premises.

5. Tenant shall remove mezzanine shelving platforms used by Programmer's Paradise in the Additional Premises, and reinstall same in the Remaining Programmer's Paradise Space.

6. The doors which will be removed by Tenant to restore the fire wall shall be delivered to Programmer's Paradise immediately upon their removal.

7. Tenant will remove and replace carpeting (selection by Programmer's Paradise - comparable to existing) in the office area of the Remaining Programmer's Paradise Space.

8. Tenant shall coordinate the performance of Tenant's Work with Programmer's Paradise, as needed, including scheduling and performing Tenant's Work in a manner that will minimize any disruption in the conduct of business by Programmer's Paradise in the Remaining Programmer's Paradise Space.



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